Exhibit 99.8a

                                                                EXECUTION COPY
                     ASSIGNMENT AND RECOGNITION AGREEMENT

                  THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (this "Assignment"), dated as of September 1, 2006, is entered into among Morgan Stanley Capital I Inc., a Delaware corporation (the "Depositor" or the "Assignee"), Morgan Stanley Mortgage Capital Inc. ("MSMCI" or the "Assignor"), Opteum Financial Services LLC, as seller (the "Seller"), and acknowledged by LaSalle Bank, National Association, as trustee (the "Trustee") of Morgan Stanley Mortgage Loan Trust 2006-12XS (the "Trust"):

                  For and in consideration of the sum of TEN DOLLARS ($10.00) and other valuable consideration the receipt and sufficiency of which hereby are acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

Assignment and Conveyance
-------------------------

            1. The Assignor hereby conveys, sells, grants, transfers and assigns to the Assignee all of the right, title and interest of the Assignor, as purchaser, in, to and under (a) those certain Mortgage Loans listed on the schedule (the "Mortgage Loan Schedule") attached hereto as Exhibit A (the "Mortgage Loans") and (b) except as described below, that certain Mortgage Loan Purchase and Warranties Agreement (the "Purchase Agreement"), dated as of August 1, 2006, between the Assignor, as purchaser (the "Purchaser"), and the Company, as seller, solely insofar as the Purchase Agreement relates to the Mortgage Loans.

        The Assignor specifically reserves and does not assign to the Assignee hereunder (i) any and all right, title and interest in, to and under and any obligations of the Assignor with respect to any mortgage loans subject to the Purchase Agreement which are not the Mortgage Loans set forth on the Mortgage Loan Schedule and are not the subject of this Agreement or (ii) the rights of the Purchaser under Section 9.04 of the Purchase Agreement.

Recognition of the Company
--------------------------

            2. From and after the date hereof (the "Securitization Closing Date"), the Company shall and does hereby recognize that the Assignee will transfer the Mortgage Loans and assign its rights under the Purchase Agreement (solely to the extent set forth herein) and this Agreement to the Trustee on behalf of the Trust created pursuant to a Pooling and Servicing Agreement, dated as of September 1, 2006 (the "Pooling Agreement"), among the Assignee, the Assignor, and the Trustee. The Company hereby acknowledges and agrees that from and after the date hereof (i) the Trust will be the owner of the Mortgage Loans, (ii) the Company shall look solely to the Trust for performance of any obligations of the Assignor insofar as they relate to the Mortgage Loans, (iii) the Trust (including the Trustee and the Servicer acting on the Trust's behalf) shall have all the rights and remedies available to the Assignor, insofar as they relate to the Mortgage Loans, under the Purchase Agreement, including, without limitation, the enforcement of the document delivery requirements set forth in Section 6 of the Purchase Agreement, and shall be entitled to enforce all of the obligations of the Company thereunder insofar as they relate to the Mortgage

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      Loans, and (iv) all references to the Purchaser, the Custodian or the
      Bailee under the Purchase Agreement insofar as they relate to the Mortgage Loans, shall be deemed to refer to the Trust (including the Trustee and the Servicer acting on the Trust's behalf). Neither the Company nor the Assignor shall amend or agree to amend, modify, waiver, or otherwise alter any of the terms or provisions of the Purchase Agreement which amendment, modification, waiver or other alteration would in any way affect the Mortgage Loans or the Company's performance under the Purchase Agreement with respect to the Mortgage Loans without the prior written consent of the Trustee.

Representations and Warranties of the Company
---------------------------------------------

            3. The Company warrants and represents to the Assignor, the Assignee and the Trust as of the date hereof that:

      (a) The Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

      (b) The Company has full power and authority to execute, deliver and perform its obligations under this Agreement and has full power and authority to perform its obligations under the Purchase Agreement. The execution by the Company of this Agreement is in the ordinary course of the Company's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Company's charter or bylaws or any legal restriction, or any material agreement or instrument to which the Company is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Company or its property is subject. The execution, delivery and performance by the Company of this Agreement have been duly authorized by all necessary corporate action on part of the Company. This Agreement has been duly executed and delivered by the Company, and, upon the due authorization, execution and delivery by the Assignor and the Assignee, will constitute the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

      (c) No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Company in connection with the execution, delivery or performance by the Company of this Agreement; and

      (d) There is no action, suit, proceeding or investigation pending or threatened against the Company, before any court, administrative agency or other tribunal, which would draw into question the validity of this Agreement or the Purchase Agreement, or which, either in any one instance or in the aggregate, would result in any material adverse change in the ability of the Company to perform its

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            obligations under this Agreement or the Purchase Agreement, and the Company is solvent.

            4. Pursuant to Section 13 of the Purchase Agreement, the Company hereby restates, as of the Closing Date (as defined in the Pooling and Servicing Agreement), the representations and warranties set forth in sections 9.01 and 9.02 of the Agreement, with respect to each of the Mortgage Loans that were sold by it under the Agreement, subject to such events or circumstances which may have occurred or arisen since the related Closing Date (as defined in the Agreement), to and for the benefit of the Depositor, the securities administrator, the Trustee and the Trust, and by this reference incorporates such representations and warranties herein, as of such Closing Date (as defined in the Pooling and Servicing Agreement).

Remedies for Breach of Representations and Warranties
-----------------------------------------------------

            5. The Company hereby acknowledges and agrees that the remedies available to the Assignor, the Assignee and the Trust (including the Trustee and the Servicer acting on the Trust's behalf) in connection with any breach of the representations and warranties made by the Company set forth in Sections 3 and 4 hereof shall be as set forth in Subsection 9.03 of the Purchase Agreement as if they were set forth herein (including without limitation the repurchase and indemnity obligations set forth therein).

Amendments to the Purchase Agreement
------------------------------------

            6. The following amendments are made to the Purchase Agreement:

      (a) Subsection 32.03(d) of the Purchase Agreement is hereby amended and restated in its entirety as follows:

                  "For the purpose of satisfying its reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Seller shall (or shall cause each Third-Party Originator to) (i) provide the Purchaser, the Depositor and the Securities Administrator written notice substantially in the form of Exhibit J hereto of (A) any material litigation or governmental proceedings pending against the Seller or any Third-Party Originator and (B) any affiliations or relationships that develop following the closing date of a Securitization Transaction between the Seller or any Third-Party Originator and any of the parties specified in clause (D) of paragraph (a) of this Section (and any other parties identified in writing by the requesting party) with respect to such Securitization Transaction, and (ii) provide to the Purchaser, the Depositor and the Securities Administrator a description of such proceedings, affiliations or relationships.


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      (b) Exhibit A hereto is hereby added to the Purchase Agreement as
Exhibit J.

Notices
-------

            7. Any notices or other communications permitted or required under the Purchase Agreements to be made to MSMCI, the Depositor, the Trustee and the Seller shall be made in accordance with the terms of the Purchase Agreements and shall be sent as follows:


      In the case of MSMCI:

                  Morgan Stanley Mortgage Capital Inc.
                  1221 Avenue of the Americas
                  New York, New York 10020
                  Attention: Morgan Stanley Mortgage Loan Trust 2006-12XS

      With a copy to:

                  Morgan Stanley & Co. Incorporated
                  1585 Broadway
                  New York, New York 10036
                  Attention: General Counsel's Office

      In the case of the Depositor:

                  Morgan Stanley Capital I Inc.
                  1585 Broadway
                  New York, New York 10036
                  Attention:  Morgan Stanley Mortgage Loan Trust 2006-12XS

      In the case of the Trustee:

                  LaSalle Bank National Association
                  135 South LaSalle Street, Suite 1511
                  Chicago, Illinois 60603
                  Attention: Global Securities and Trust Services MSM 2006-12XS

      In the case of the Seller:

                  Opteum Financial Services LLC
                  W115 Century Road, 3rd Floor
                  Paramus, New Jersey 07652
                  Attention:  Jeffrey Pancer, Senior Vice President
                  Fax:  866-275-8384
                  Email:  jpancer@opteum.com


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         or to such other address as may hereafter be furnished by the
Depositor and the Trustee to the parties in accordance with the provisions of the Purchase Agreements.


Miscellaneous
-------------

            8. This Agreement shall be construed in accordance with the laws of the State of New York, without regard to conflicts of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

            9. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced, with the prior written consent of the Trustee.

            10. This Agreement shall inure to the benefit of (i) the successors and assigns of the parties hereto and (ii) the Trust (including the Trustee and the Servicer acting on the Trust's behalf). Any entity into which Assignor, Assignee or Company may be merged or consolidated shall, without the requirement for any further writing, be deemed Assignor, Assignee or Company, respectively, hereunder.

            11. Each of this Agreement and the Purchase Agreement shall survive the conveyance of the Mortgage Loans and the assignment of the Purchase Agreement (to the extent assigned hereunder) by Assignor to Assignee and by Assignee to the Trust and nothing contained herein shall supersede or amend the terms of the Purchase Agreement.

            12. This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

            13. In the event that any provision of this Agreement conflicts with any provision of the Purchase Agreement with respect to the Mortgage Loans, the terms of this Agreement shall control.

            14. Capitalized terms used in this Agreement (including the exhibits hereto) but not defined in this Agreement shall have the meanings given to such terms in the Purchase Agreement.


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         IN WITNESS WHEREOF, the parties hereto have executed this Assignment effective as of the day and year first above written.

                                       MORGAN STANLEY MORTGAGE CAPITAL INC.


                                       By: /s/ Valerie Kay
                                           -----------------------------------
                                           Name:  Valerie Kay
                                           Title: Vice President


                                       MORGAN STANLEY CAPITAL I INC.


                                       By: /s/ Valerie Kay
                                           -----------------------------------
                                           Name:  Valerie Kay
                                           Title: Vice President


                                       OPTEUM FINANCIAL SERVICES LLC


                                       By: /s/ Jeffrey Pancer
                                           -----------------------------------
                                           Name:  Jeffrey Pancer
                                           Title: SVP, Capital Markets Mgr.




Acknowledged and Agreed:

LASALLE BANK NATIONAL ASSOCIATION,
as Trustee of Morgan Stanley
Mortgage Loan Trust 2006-12XS


By: /s/ Rita Lopez
    ------------------------------
Name:  Rita Lopez
Title: Vice President


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                                                                 Exhibit 99.8a

                                                                EXECUTION COPY
               EXHIBIT A TO ASSIGNMENT AND RECOGNITION AGREEMENT

                            Mortgage Loan Schedule


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                                   EXHIBIT A


Additional Disclosure Notification

Wells Fargo Bank, N.A., as Securities Administrator and Master Servicer 9062 Old Annapolis Road
Columbia, Maryland 21045
Fax: (410) 715-2380
E-mail:  cts.sec.notifications@wellsfargo.com
Attn:  Corporate Trust Services - MSM 2006-12XS - SEC REPORT PROCESSING

Morgan Stanley Capital I Inc.
1585 Broadway
New York, New York 10036
Attention:  Morgan Stanley Mortgage Loan Trust 2006-12XS


RE:  **Additional Form [  ] Disclosure**Required

Ladies and Gentlemen:

         In accordance with Section 32.03(d) of the Mortgage Loan Purchase and Warranties Agreement between Morgan Stanley Mortgage Capital Inc. and Opteum Financial Services LLC, dated as of August 1, 2006, the Undersigned hereby notifies you that certain events have come to our attention that [will][may] need to be disclosed on Form [ ].

Description of Additional Form [ ] Disclosure:



List of Any Attachments hereto to be included in the Additional Form [ ]
Disclosure:

         Any inquiries related to this notification should be directed to [   ],
phone number:  [   ]; email address:  [   ].

                                        [NAME OF PARTY]

                                        as [role]


                                        By: __________________

                                        Name:
                                        Title:


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